UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 10, 2007

QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 990-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 10, 2007, QuickLogic Corporation (the “Company”) issued a press release announcing that it has filed its quarterly report on Form 10-Q for its fiscal third quarter ended October 1, 2006, which fulfills the requirements set out by the Nasdaq Listing Qualifications Panel (“the Panel”) in their decision received on December 13, 2006 for QuickLogic’s securities to continue to be listed on The Nasdaq Global Market.  QuickLogic anticipates receiving notification that the matter has been closed by the Panel in the near future.  A copy of the press release issued on January 10, 2007 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9   Financial Statements and Exhibits

Item 9.01(d) Exhibits

99.1         Press release of QuickLogic Corporation dated January 10, 2007.

Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

This Form 8-K contains forward-looking statements made by the Company relating to the completion of the requirements established by the Nasdaq Listing Qualifications Panel in its decision letter received by the Company on December 13, 2006.  Although the Company believes it has satisfied all of the conditions to remain listed on or before the required dates, there can be no assurance that QuickLogic will remain listed on The Nasdaq Global Market unless and until the Panel has closed the matter.  The Panel may, at its discretion, request additional information before determining that QuickLogic has complied with the terms of the Panel’s decision.  These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to: the potential delisting of our common stock from The Nasdaq Global Market; the outcome of the previously-announced SEC informal inquiry; and the risks that may be associated with claims or proceedings relating to such matters, including shareholder litigation and formal action by the SEC or other governmental agencies.

Additional risks are described in the Company’s public reports filed with the Securities and Exchange Commission, including the risks discussed in the “Risk Factors” section in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in the Company’s prior press releases.  The forward-looking statements in this Form 8-K speak only as of the date they are made, and the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2007	QuickLogic Corporation

/s/ Carl M. Mills
Carl M. Mills Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of QuickLogic Corporation dated January 10, 2007.